Exhibit 10.4

AMENDMENT OF WARRANTS

May 19, 2014

Reference is hereby made to that certain Subscription Agreement by and between ACCBT Corp., a British Virgin Islands company ("ACCBT"), and Brainstorm Cell Therapeutics Inc., a Delaware corporation (the “Company”), dated as of July 2, 2007 (as amended, the "Agreement"), a related Registration Rights Agreement between the Company and ACCBT, any and all issued and outstanding warrants to purchase Company common stock held by ACCBT or its affiliates as of the date hereof (the “ACCBT Warrants”) and any related documents (all of the foregoing documents together as amended to date, the “ACCBT Documents”). Capitalized terms not defined herein shall have the meaning assigned to such terms in the Agreement.

WHEREAS, the Company is contemplating a listing of its securities on Nasdaq and one or more financings, and in connection therewith ACCBT and its affiliates (the “ACCBT Entities”) have made certain concessions to the Company under the ACCBT Documents, including the execution of lock-ups and waivers in connection therewith, including the March 24, 2014 waiver of anti-dilution rights under the ACCBT Documents by the ACCBT Entities; and that in connection therewith and in consideration therefor the Company has agreed to extend the exercisability of the ACCBT Warrants;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

Expiration Date. The current expiration date for each Warrant is hereby automatically extended until November 5, 2017, and that the ACCBT Documents are hereby amended accordingly.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

ACCBT CORP.

By:	/s/ Chaim Lebovits
Name: Chaim Lebovits
Title: Director

ACC INTERNATIONAL HOLDINGS LTD.

By:	/s/ Chaim Lebovits
Name: Chaim Lebovits
Title: Director

BRAINSTORM CELL THERAPEUTICS INC.

By:	/s/ Liat Sossover
Name: Liat Sossover
Title: Chief Financial Officer